                                                                   Exhibit 10.1

                                                                  EXECUTION COPY


                                 FIFTH AMENDMENT

                            Dated as of June 9, 2000

     This FIFTH AMENDMENT (the "Fifth Amendment") among The Donna Karan Company, a New York general partnership, The Donna Karan Company Store, G.P., a New York general partnership, Donna Karan Studio, a New York general partnership, and DK Footwear Partners, a New York general partnership (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), the financial institutions from time to time parties thereto as issuing banks (the "Issuing Banks"), Citibank, N.A., in its capacity as administration agent for the Lenders and the Issuing Banks (the "Administrative Agent"), The Chase Manhattan Bank and Nationsbank, N.A., in their capacity as co-agents (the "Co-Agents").

                             PRELIMINARY STATEMENTS:

     (1) The Borrowers, the Lenders, the Issuing Banks, the Co-Agents and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of January 29, 1998, as amended from time to time (as so amended, the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

     (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

         (a) The reference to $70,000,000 in the lead-in language in SECTION
2.03 of the Credit Agreement is deleted and in substitution therefor the amount of "$90,000,000" is added.

         (b) The reference to $70,000,000 in clause (I) of SECTION 2.03(A)(II)(A) of the Credit Agreement is deleted and in substitution therefor the amount of "$90,000,000" is added.

     SECTION 2. CONDITIONS OF EFFECTIVENESS. This Fifth Amendment shall become effective when the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Borrowers and the Requisite Lenders.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants as follows:
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         (a) After giving effect to this Fifth Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true in all material respects.

         (b) After giving effect to this Fifth Amendment, no Default or Event of Default shall have occurred and be continuing.

     SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of this Fifth Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

     (c) The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 6. GOVERNING LAW. This Fifth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed as of the date first above written.


                            THE DONNA KARAN COMPANY

                            By:   Donna Karan International Inc., a general
                                  partner


                                  By: /s/ JOSEPH B. PARSONS
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                            DONNA KARAN STUDIO

                            By: Full Requirements Merchandising, Inc., a general partner


                                  By: /s/ JOSEPH B. PARSONS
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                            THE DONNA KARAN COMPANY STORE, G.P.

                            By:   Donna Karan International Inc., a general
                                  partner


                                  By: /s/ JOSEPH B. PARSONS
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                            DK FOOTWEAR PARTNERS

                            By:   Donna Karan International Inc., a general
                                  partner


                                  By: /s/ JOSEPH B. PARSONS
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

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                            CITIBANK, N.A., as Administrative Agent and Lender


                            By: /s/
                               -------------------------------------------------
                                 Vice President


                            THE CHASE MANHATTAN BANK, as Co-Agent
                                   and Lender


                            By: /s/
                               -------------------------------------------------
                               Title:


                            BANKAMERICA BUSINESS CREDIT, as Co-Agent and Lender


                            By: /s/
                               -------------------------------------------------
                               Title:


                            PNC BANK NATIONAL ASSOCIATION



                            By: /s/
                               -------------------------------------------------
                               Title:


                            THE CIT GROUP/COMMERCIAL SERVICES, INC.


                            By: /s/
                               -------------------------------------------------
                               Title:
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                            NATIONAL CITY COMMERCIAL FINANCE, INC.


                            By: /s/
                               -------------------------------------------------
                               Title:


                            JACKSON NATIONAL LIFE INSURANCE CO.,
                            By:  PPM FINANCE, INC., its Attorney-in-Fact


                            By: /s/
                               -------------------------------------------------
                               Title: